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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 8, 1999


                           ---------------------------



                          VISTA ENERGY RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      001-14575               75-2766114
      (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  550 WEST TEXAS AVENUE
          SUITE 700                                               79701
       MIDLAND, TEXAS                                           (Zip code)
   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (915) 570-5045

                                 NOT APPLICABLE
                  (former address if changed since last report)


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ITEM 5. OTHER EVENTS.

         On October 8, 1999, Vista Energy Resources, Inc., a Delaware corporation (the "Company"), and Prize Energy Corp., a Delaware corporation ("Prize") entered into a definitive agreement to merge the two companies. The transaction will create a mid-size independent oil and gas company with assets valued in excess of $450 million. The combined company's focused growth strategy is concentrated on the acquisition and exploitation of oil and gas properties in its core operating areas of the Permian Basin of West Texas and Southeastern New Mexico, the onshore Gulf Coast area of Texas and Louisiana and the Mid-Continent area of Western Oklahoma and the Texas panhandle.

         Under the terms and conditions of the Agreement and Plan of Merger, dated as of October 8, 1999, between the Company, PEC Acquisition Corp., a wholly-owned subsidiary of the Company and Prize, Prize would become a wholly-owned subsidiary of the Company in exchange for 58.2 million shares of common stock of the Company (with such number of shares being subject to adjustment in order to reflect a proposed reverse stock split) and 27.7 million shares of Series A 6% Convertible Preferred Stock of the Company (with such number of shares being subject to adjustment in order to reflect a proposed reverse stock split). The Company's outstanding warrants will remain outstanding in accordance with their terms. The transaction is to be structured as a reorganization for tax purposes and will result in the current holders of common stock of the Company owning approximately 16% of the outstanding common stock of the combined company and the holders of common stock and preferred stock of Prize collectively owning (on a fully converted basis) approximately 84% of the outstanding common stock of the combined company upon completion of the merger.

         Dain Rauscher Wessels is serving as the financial advisor to the special committee of the Company's board of directors and has rendered its opinion to the Company's board of directors with respect to the fairness, from a financial point of view, of the merger consideration to be issued by the Company. The Company's and Prize's respective boards of directors unanimously approved the proposed merger. Also, the merger is subject to approval by a majority vote of the outstanding shares of both companies as well as other customary closing conditions. The Company intends to file a registration statement covering the securities to be issued in the merger with the Securities and Exchange Commission as soon as practicable. After such registration statement is declared effective, a prospectus, which will also serve as the proxy statement in connection with the merger, will be distributed to the stockholders of the Company and Prize. The offering of securities pursuant to the proposed merger will be made only by means of such prospectus/proxy statement. Completion of the merger is anticipated to occur in the fourth quarter of 1999 or shortly thereafter. The combined company is expected to be called Prize Energy Corp. and is expected to trade on the American Stock Exchange under the ticker symbol of PRZ.

         The combined company will be headquartered in the Dallas, Texas area with operating offices in Midland and Victoria, Texas and Elmore City, Oklahoma. The combined company will have a capital structure consisting of approximately
74.6 million shares of common stock outstanding (with such number of shares being subject to adjustment in order to reflect a proposed reverse stock split), approximately $30 million of convertible preferred securities and approximately $195 million of net long-term debt.


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         The executive management team of Prize will serve as the executive management team of the combined company. Philip B. Smith will be Chairman and Chief Executive Officer and Lon C. Kile will be President and Chief Operating Officer of the combined company.

         Philip B. Smith was Founder, President and Chairman of the Board of Tide West Oil Company until it merged with HS Resources, Inc. in 1996. During Mr. Smith's tenure at Tide West Oil Company, he successfully demonstrated the acquisition and exploitation strategy in creating over $100 million in value for its shareholders over a five year time period. Subsequently, he was elected to the Board of Directors of HS Resources, Inc. in 1996 and was on the Board of Directors for MESA, Inc., predecessor to Pioneer Natural Resources Company ("Pioneer"), from 1996 until 1999.

         Lon C. Kile was Executive Vice President of Pioneer before joining Prize in July 1999. During his 14 years with Parker and Parsley Petroleum Company and Pioneer, Mr. Kile played an active role in the acquisition and financing of over $2 billion of oil and gas properties acquired by those companies.


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         This announcement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, estimates with respect to reserves, estimated production rates and growth opportunities. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks inherent in drilling and recompletion activities, the timing and extent of changes in commodity prices, the future production decline rates of newly completed wells, unforeseen engineering and mechanical or technological difficulties in drilling and recompleting wells, and other risks more fully described in the Company's previous filings with the Securities and Exchange Commission.

         The Agreement and Plan of Merger is attached as Exhibit 2.1. The Company's press release announcing the transaction is attached as Exhibit 99.1.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         It is impracticable to provide the required financial statements at this time. The required financial statements will be filed as soon as practicable, but not later than 60 days after the date this report on Form 8-K must be filed.

(b)      PRO FORMA FINANCIAL INFORMATION

         It is impracticable to provide the required proforma financial information at this time. The required proforma financial information will be filed as soon as practicable, but not later than 60 days after the date this report on Form 8-K must be filed.


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(c)      EXHIBITS

         *2.1 Agreement and Plan of Merger dated as of October 8, 1999, among Vista Energy Resources, Inc., PEC Acquisition Corp. and Prize Energy Corp.

         *99.1 Press Release of Vista Energy Resources, Inc. dated October 11, 1999.


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*Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 VISTA ENERGY RESOURCES, INC.



                                 By:  /s/ C. RANDALL HILL
                                     -------------------------------------------
                                     Name: C. Randall Hill
                                     Title: Chairman and Chief Executive Officer

Date:    October 14, 1999


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                                INDEX TO EXHIBITS


    EXHIBIT
    NUMBER     DESCRIPTION
    -------    -----------
      2.1*     Agreement and Plan of Merger dated as of October 8, 1999, among
               Vista Energy Resources, Inc., PEC Acquisition Corp. and Prize
               Energy Corp.

     99.1*     Press Release of Vista Energy Resources, Inc. dated October 11,
               1999.


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*Filed herewith